UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-2503
                                   ------------


                             AXP FIXED INCOME SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     8/31
                         --------------
Date of reporting period:    2/28
                         --------------

   Semiannual Report
                                                           [LOGO RiverSource(SM)
                                                                   Investments]


   RIVERSOURCE(SM)
   DIVERSIFIED BOND FUND


--------------------------------------------------------------------------------
   SEMIANNUAL REPORT FOR THE
   PERIOD ENDED FEB. 28, 2006

 > RIVERSOURCE DIVERSIFIED BOND FUND
   (FORMERLY AXP(R) DIVERSIFIED BOND FUND)
   SEEKS TO PROVIDE SHAREHOLDERS WITH A
   HIGH LEVEL OF CURRENT INCOME WHILE
   CONSERVING THE VALUE OF THE
   INVESTMENT FOR THE LONGEST
   PERIOD OF TIME.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot ..............................................................   3
Performance Summary ........................................................   4
Questions & Answers with Portfolio Management ..............................   5
Investments in Securities ..................................................  10
Financial Statements .......................................................  24
Notes to Financial Statements ..............................................  27
Fund Expenses Example ......................................................  41
Approval of Investment Management Services Agreement .......................  43
Proxy Voting ...............................................................  47
Results of Meeting of Shareholders .........................................  48

                                  [Dalbar LOGO]


RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.



--------------------------------------------------------------------------------
2 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

FUND SNAPSHOT
                                                                AT FEB. 28, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS             SINCE           YEARS IN INDUSTRY
Jamie Jackson, CFA             6/03                   17
Scott Kirby                    2/03                   19
Tom Murphy, CFA                2/03                   19
Nicholas Pifer, CFA            2/03                   15
Jennifer Ponce de Leon         2/03                   16

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------


For investors seeking a high level of current income while conserving the value of the investment for the longest period of time.


Inception dates by class

A: 10/3/74     B: 3/20/95     C: 6/26/00     I: 3/4/04     Y: 3/20/95

Ticker symbols by class

A: INBNX       B: ININX       C: AXBCX       I: RDBIX      Y: IDBYX


Total net assets                                                  $2.259 billion

Number of holdings                                                           387

Weighted average life(1)                                               6.1 years

Effective duration(2)                                                  4.2 years

Weighted average bond rating(3)                                              AA+

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING rating represents the average credit quality of the underlying bonds in the portfolio.

--------------------------------------------------------------------------------
SECTOR COMPOSITION
--------------------------------------------------------------------------------

Percentage of portfolio assets

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Mortgage-Backed                                                            41.9%
U.S. Government Obligations & Agencies                                     24.2%
Corporate Bonds*                                                           16.2%
Commercial Mortgage-Backed                                                 10.4%
Short-Term Securities**                                                     3.7%
Asset-Backed                                                                2.0%
Foreign Government                                                          1.6%

 * Includes 4.9% Telecommunication, 3.0% Consumer Discretionary, 2.8% Utilities, 1.7% Financials, 1.5% Consumer Staples, 1.1% Health Care, 0.7% Industrials, 0.3% Energy and 0.2% Materials.

** Of the 3.7%, 2.4% is due to security lending activity and 1.3% is the Fund's cash equivalent position.


--------------------------------------------------------------------------------
CREDIT QUALITY SUMMARY
--------------------------------------------------------------------------------

Percentage of bond portfolio assets


AAA bonds                                                                  81.4%
AA bonds                                                                    1.8
A bonds                                                                     4.9
BBB bonds                                                                   9.0
Non-investment grade bonds                                                  2.9

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 0.3% of the portfolio rating above was determined through internal analysis.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

There are risks associated with an investment in a bond fund, including the impact of interest rates and credit. These and other risk considerations are discussed in the fund's prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.


Lower-rated bonds generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Fund holdings as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.



--------------------------------------------------------------------------------
                  RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 3

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                  For the six-month period ended Feb. 28, 2006

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

RiverSource Diversified Bond Fund Class A (excluding sales charge)        -0.08%
Lehman Brothers Aggregate Bond Index(1) (unmanaged)                       -0.11%
Lipper Intermediate Investment Grade Index(2)                             -0.15%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/funds.

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
SEC YIELDS
--------------------------------------------------------------------------------


At Feb. 28, 2006 by class

A: 4.16%       B: 3.60%       C: 3.59%       I: 8.11%      Y: 4.53%

At March 31, 2006 by class

A: 4.15%       B: 3.59%       C: 3.58%       I: 4.76%      Y: 4.53%


The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 5 for additional performance information.

--------------------------------------------------------------------------------
STYLE MATRIX
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Shading within the style matrix indicates areas in which the Fund generally invests.


--------------------------------------------------------------------------------
4 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT


Below, RiverSource Diversified Bond Fund's portfolio management team discusses the Fund's results and positioning for the semiannual period ended Feb. 28, 2006. On March 10, 2006, the assets of RiverSource Selective Fund were merged into RiverSource Diversified Bond Fund. This reorganization was completed after shareholders of RiverSource Selective Fund approved the merger plan on Feb. 15, 2006.


Q: How did RiverSource Diversified Bond Fund perform for the first half of the fiscal year?


A: RiverSource Diversified Bond Fund's Class A shares fell 0.08%, excluding sales charge, for the six months ended Feb. 28, 2006. The Fund outperformed its benchmark, the Lehman Brothers Aggregate Bond Index (Lehman Index), which decreased 0.11%. The Fund also outperformed the Lipper Intermediate


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                               CLASS A                CLASS B                 CLASS C           CLASS I     CLASS Y
(INCEPTION DATES)             (10/3/74)              (3/20/95)               (6/26/00)          (3/4/04)   (3/20/95)
                                                              AFTER                  AFTER
                          NAV(1)      POP(2)      NAV(1)     CDSC(3)      NAV(1)    CDSC(4)       NAV(5)     NAV(6)
AT FEB. 28, 2006
---------------------------------------------------------------------------------------------------------------------
6 months*                 -0.08%      -4.83%      -0.45%      -5.34%      -0.45%      -1.43%      +0.28%      +0.01%
---------------------------------------------------------------------------------------------------------------------
1 year                    +2.14%      -2.70%      +1.38%      -3.53%      +1.38%      +0.39%      +2.68%      +2.31%
---------------------------------------------------------------------------------------------------------------------
3 years                   +3.25%      +1.59%      +2.47%      +1.21%      +2.47%      +2.47%        N/A       +3.42%
---------------------------------------------------------------------------------------------------------------------
5 years                   +4.34%      +3.33%      +3.55%      +3.21%      +3.55%      +3.55%        N/A       +4.46%
---------------------------------------------------------------------------------------------------------------------
10 years                  +5.30%      +4.79%      +4.51%      +4.51%        N/A         N/A         N/A       +5.45%
---------------------------------------------------------------------------------------------------------------------
Since inception           +9.28%      +9.11%      +5.43%      +5.43%      +4.65%      +4.65%      +3.13%      +6.39%
---------------------------------------------------------------------------------------------------------------------

AT MARCH 31, 2006
---------------------------------------------------------------------------------------------------------------------

6 months*                 -0.03%      -4.78%      -0.41%      -5.30%      -0.62%      -1.60%      +0.33%      +0.05%
---------------------------------------------------------------------------------------------------------------------
1 year                    +1.97%      -2.88%      +1.21%      -3.69%      +1.20%      +0.22%      +2.51%      +2.14%
---------------------------------------------------------------------------------------------------------------------
3 years                   +2.90%      +1.24%      +2.13%      +0.86%      +2.05%      +2.05%        N/A       +3.07%
---------------------------------------------------------------------------------------------------------------------
5 years                   +4.08%      +3.08%      +3.30%      +2.95%      +3.25%      +3.25%        N/A       +4.21%
---------------------------------------------------------------------------------------------------------------------
10 years                  +5.27%      +4.76%      +4.48%      +4.48%        N/A         N/A         N/A       +5.42%
---------------------------------------------------------------------------------------------------------------------
Since inception           +9.22%      +9.05%      +5.30%      +5.30%      +4.37%      +4.37%      +2.58%      +6.25%
---------------------------------------------------------------------------------------------------------------------


(1)   Excluding sales charge.


(2)   Returns at public offering price (POP) reflect a sales charge of 4.75%.


(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

*     Not annualized.


--------------------------------------------------------------------------------
                  RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 5

QUESTIONS & ANSWERS

> THE PORTFOLIO BENEFITED FROM HAVING ONLY A MODEST POSITION IN MORTGAGE-BACKED SECURITIES EARLY IN THE PERIOD, WHEN THIS SECTOR STRUGGLED DUE TO HIGHER INTEREST RATES AND WEAK INVESTOR DEMAND.


      Investment Grade Index, representing the Fund's peer group, which declined 0.15%.

Q:    What market conditions were present during the semiannual period?


A: The modestly negative returns of the fixed income market virtually across the board were the result of sharply rising interest rates, particularly in short-term securities. Interest rates rose during the period largely in reaction to continued policy tightening by the Federal Reserve Board (the
      Fed), which hiked interest rates four more times, bringing the targeted federal funds rate to 4.50% by the end of February 2006. Rates also rose in response to signs that economic growth had rebounded strongly in the third calendar quarter and looked to be gaining momentum into the fourth quarter and 2006.


      Counterbalancing these fixed income market headwinds, core inflation was modest, foreign demand for U.S. assets remained strong and the Fed made changes to its policy statement that seemed to open the door for a pause or a stop in its rate hikes in the near future. These factors kept yields on longer-term bonds fairly contained, prompting a slight inversion of the yield curve between two-year and ten-year Treasury notes. An inversion occurs when short-term interest rates are higher than long-term rates. The inversion -- though modest to date -- left market participants to contemplate whether the market was signaling a dramatic economic slowdown in the coming months or just reflecting robust demand for long-dated U.S. assets on the part of foreign investors, central banks and pension funds.


Q:    What factors most significantly affected Fund performance?

A: As rates rose during the period, particularly in the two-year to five-year part of the yield curve, the Fund benefited from its comparatively short duration positioning. Duration is a measure of the Fund's sensitivity to changes in interest rates.

      From a sector perspective, a sizable allocation to commercial mortgage-backed securities (CMBS) and


--------------------------------------------------------------------------------
6 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

      asset-backed securities helped the Fund's results, as both of these sectors outperformed Treasuries during the six months ended Feb. 28, 2006.

      Exposure to high yield corporate bonds -- and effective issue selection within this sector -- further boosted the Fund's returns. High yield corporate bonds were among the best-performing fixed income sectors during the period. Tactical sector positioning within mortgage-backed securities helped Fund performance as well. The portfolio benefited from having only a modest position in mortgage-backed securities early in the period, when this sector struggled due to higher interest rates and weak investor demand. The portfolio then benefited from a shift near the end of 2005 to a more significant exposure to these securities, as mortgage-backed securities began to rebound.

      The Fund's position in Treasury Inflation Protected Securities (TIPS) further helped its results, as TIPS outperformed nominal Treasury securities, or non-inflation protected Treasury securities, during the semiannual period.

      Conversely, detracting from the Fund's results was its positioning in non-U.S. dollar bonds, or bonds denominated in foreign currencies. The U.S. dollar strengthened vs. the euro and the British pound during the period, eroding the value of the portfolio's non-U.S. dollar bond holdings in U.S. dollar terms. Remember, a strengthening U.S. dollar decreases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms and vice versa. Also, defensive positioning within the Fund's allocation to mortgage-backed securities detracted from its results -- in particular, exposure to higher-coupon securities, adjustable rate mortgages (ARMs) and mortgages with attractive structural attributes. These securities overall underperformed the mortgage sector as a whole.



--------------------------------------------------------------------------------
                  RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 7

QUESTIONS & ANSWERS

> WE INTEND TO POSITION THE FUND FOR ONGOING U.S. ECONOMIC EXPANSION AND STILL HIGHER INTEREST RATES, AS THESE THEMES ARE LIKELY TO CONTINUE TO WEIGH ON THE FIXED INCOME MARKETS FOR SOME TIME.

Q:    What changes did you make to the Fund and how is it currently positioned?


A: We maintained a defensive duration position for the majority of the period of approximately half a year shorter than the Lehman Index. At the end of the period -- due to higher rates -- we became less defensive and moved the Fund's duration to approximately a quarter of a year shorter than the Lehman Index.


      We added to the Fund's exposure to two-year U.S. Treasuries, based on our view that short-term maturities had become an increasingly attractive value. We maintained the Fund's more moderate allocation to ten-year Treasuries and its more significant position in 25- to 30-year maturity bonds. As mentioned earlier, we also added to the Fund's allocation to mortgage-backed securities -- primarily in higher coupon securities -- upon weakness in the sector. We had started to see better value in these securities, and we believed they looked increasingly attractive.

      We sold the Fund's TIPS holdings, as these securities reached the price targets we had set for them. In addition, we further reduced the Fund's already modest position in corporate bonds. During 2005, corporate bonds saw the downgrade to "junk" status of its two largest issuers -- Ford and General Motors -- and a general rise in negative event risk, such as merger and acquisition activity, leveraged buyouts and share buybacks. In all, the Fund's portfolio turnover was 130% for the semiannual period.

Q:    How do you intend to manage the Fund in the coming months?

A: We intend to position the Fund for ongoing U.S. economic expansion and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets for some time. We expect the combination of solid economic growth and higher inflation risks to push the Fed to raise rates higher than is implied by prevailing bond yields. We believe the recent yield curve inversion -- and the resultant fears of an impending recession -- are fleeting and generally not supported by recent


--------------------------------------------------------------------------------
8 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS


      economic data. Though we believe the Fed is likely to pause when the targeted federal funds rate reaches 5% or so, we also believe the economy will continue to expand at a brisk pace for at least the first three quarters of 2006. Strong economic growth -- and little excess productive capacity -- will, in our view, force a revival of inflation pressures, in turn putting upward pressure on longer-term interest rates.

      Based on this view, we intend to maintain the Fund's duration shorter than that of the Lehman Index for the near term. We believe fixed income yields will move materially higher in the months ahead.

      In the non-Treasury sectors, we intend to maintain a less-than-Lehman Index allocation to corporate bonds. In mortgages, we plan to remain defensively positioned, emphasizing premium coupons, ARMs and attractive structural attributes. We intend to maintain the Fund's sizable positions in CMBS and asset-backed securities, as valuations remain attractive in those sectors. We also intend to maintain the Fund's modest positions in high yield corporate bonds and in non-U.S. dollar bonds. Within high yield corporate bonds, we continue to emphasize securities rated BB and bonds that in our view have investment-grade quality fundamentals. As for non-U.S. dollar bonds, we believe sustained dollar strength seems very unlikely, so we are maintaining our current position.

      We continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months. As always, we will maintain a disciplined focus on individual security selection.


--------------------------------------------------------------------------------
                  RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 9

INVESTMENTS IN SECURITIES

RiverSource Diversified Bond Fund

FEB. 28, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
BONDS (101.5%)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)

SOVEREIGN (1.7%)

Bundesrepublik Deutschland
  (European Monetary Unit)
    01-04-07                       6.00%      18,818,000(c)       $   23,010,522
United Kingdom Treasury
  (British Pound)
    12-07-06                       7.50        8,906,000(c)           15,985,745
                                                                  --------------
Total                                                                 38,996,267
--------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (25.6%)

Federal Farm Credit Bank
    10-10-08                       4.25        9,800,000               9,651,344
Federal Home Loan Bank
    01-18-08                       4.63       36,820,000              36,630,009
    04-18-08                       4.13       25,615,000              25,224,141
Federal Home Loan Mtge Corp
    06-15-08                       3.88       36,935,000              36,112,458
    10-15-08                       5.13       21,950,000              22,058,170
    12-19-08                       4.63        8,000,000               7,938,320
    03-18-09                       3.76        6,890,000               6,649,608
    07-12-10                       4.13       47,870,000              46,371,047
Federal Natl Mtge Assn
    01-15-08                       4.63        5,215,000               5,183,848
    08-15-08                       3.25       86,170,000              82,934,316
    10-15-08                       4.50       11,800,000              11,678,849
U.S. Treasury
    06-30-07                       3.63        6,745,000               6,649,619
    11-30-07                       4.25        4,131,000               4,099,855
    01-15-11                       4.25       10,750,000              10,583,698
    02-28-11                       4.50        5,660,000(g)            5,634,796
    02-28-11                       4.50        5,985,000               5,958,349
    11-15-15                       4.50       54,095,000(p)           53,706,165
    02-15-16                       4.50       46,565,000(p)           46,390,381
    08-15-23                       6.25       79,219,000(n)           93,670,287
    02-15-26                       6.00       50,482,000              59,004,775
    02-15-31                       5.38        1,050,000               1,168,822
                                                                  --------------
Total                                                                577,298,857
--------------------------------------------------------------------------------

ASSET-BACKED (2.0%)

Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
    04-20-08                       2.76        2,000,000(d,k)          1,957,327

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
ASSET-BACKED (CONT.)

AmeriCredit Automobile Receivables Trust
  Series 2005-DA Cl A3
    12-06-10                       4.87%   $   2,200,000          $    2,190,375
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
    04-20-11                       4.29        6,300,000(d,k)          6,078,761
Capital Auto Receivables Asset Trust
  Series 2004-1
    09-15-10                       2.84        3,000,000               2,908,699
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
    11-15-09                       4.08        4,700,000               4,618,737
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
    03-15-10                       4.35        2,400,000               2,362,144
Countrywide Asset-Backed Ctfs
  Series 2005-10 Cl AF6
    02-25-36                       4.92        1,375,000               1,324,376
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
    09-15-09                       3.40        4,000,000(k)            3,959,920
Metris Master Trust
  Series 2004-2 Cl D
    10-20-10                       7.82        1,200,000(d,i)          1,212,240
Metris Master Trust
  Series 2005-1A Cl D
    03-21-11                       6.47        1,375,000(d,i)          1,378,309
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
    03-16-09                       2.94        4,300,000               4,210,879
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
    06-25-35                       4.49        2,660,000               2,604,119
Renaissance Home Equity Loan Trust
  Series 2005-4 Cl A3
    02-25-36                       5.57        3,420,000               3,418,461
Residential Asset Securities
  Series 2006-KS1 Cl A2
    02-25-36                       4.72        7,225,000(i)            7,222,745
                                                                  --------------
Total                                                                 45,447,092
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
10 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
COMMERCIAL MORTGAGE-BACKED (11.0%)(F)

Banc of America Commercial Mtge
  Series 2005-1 Cl A4
    11-10-42                       4.88%   $   3,600,000          $    3,567,001
Banc of America Commercial Mtge
  Series 2005-6 Cl A4
    09-10-47                       5.18        5,875,000               5,852,870
Banc of America Large Loan
  Series 2005-BOCA Cl A1
    12-15-16                       4.69        2,824,731(d,i)          2,825,363
Banc of America Large Loan
  Series 2005-BOCA Cl A2
    12-15-16                       4.74        3,700,000(d,i)          3,701,703
Bear Stearns Commercial Mtge Securities
  Series 2004-T16 Cl A3
    02-13-46                       4.03        3,240,000               3,117,101
Bear Stearns Commercial Mtge Securities
  Series 2005-PW10 Cl A4
    12-11-40                       5.41        4,425,000               4,456,531
Bear Stearns Commercial Mtge Securities
  Series 2005-PWR8 Cl A1
    06-11-41                       4.21        6,939,351               6,793,000
Bear Stearns Commercial Mtge Securities
  Series 2005-T20 Cl E
    10-12-42                       5.16        2,400,000               2,346,000
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
    11-20-14                       4.46        6,574,344(d)            6,425,621
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
    11-15-30                       5.68        4,500,000               4,584,350
CDC Commercial Mtge Trust
  Series 2006-CD2
    01-15-46                       5.42        6,500,000(g)            6,532,442
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
    09-20-51                       4.15        7,587,065(d)            7,433,025
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl A4
    07-15-44                       5.23        7,000,000               7,005,319
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl ASB
    07-15-44                       5.23        2,225,000               2,224,437
Commercial Mtge Pass-Through Ctfs
  Series 2006-CN2A Cl BFL
    02-05-19                       4.90        1,950,000(d,i)          1,950,000
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
    11-15-36                       4.49        4,760,372               4,656,573

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)

CS First Boston Mtge Securities
  Series 2005-C5 Cl A2
    08-15-38                       5.10%   $   2,225,000          $    2,213,507
Federal Natl Mtge Assn #385683
    02-01-13                       4.83        6,273,695               6,131,474
Federal Natl Mtge Assn #555806
    10-01-13                       5.11          533,704                 529,652
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
    03-10-40                       4.12        3,000,000               2,890,320
GE Capital Commercial Mtge
  Series 2005-C3 Cl A1
    07-10-45                       4.59        4,381,131               4,316,702
General Electric Capital Assurance
  Series 2003-1 Cl A3
    05-12-35                       4.77        7,650,000(d)            7,478,546
GMAC Commercial Mtge Securities
  Series 1999-C1 Cl B
    05-15-33                       6.30        5,800,000               5,962,669
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
    12-10-41                       4.55        4,700,000               4,533,023
GMAC Commercial Mtge Securities
  Series 2005-C1 Cl A1
    05-10-43                       4.21        3,425,693               3,355,692
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
    06-10-36                       4.88        2,400,000               2,361,656
GS Mtge Securities II
  Series 2004-GG2 Cl A4
    08-10-38                       4.96        4,300,000               4,239,141
GS Mtge Securities II
  Series 2005-GG4 Cl A1
    07-10-39                       4.37        5,642,378               5,531,227
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
    10-12-37                       4.37        5,082,174               4,978,919
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A1
    07-12-37                       4.39        7,311,135               7,084,929
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
    07-12-37                       5.26        4,200,000               4,188,070
JPMorgan Chase Commercial Mtge Securities
  Series 2003-LN1 Cl A1
    10-15-37                       4.13        3,358,808               3,225,648

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 11

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)

JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A1
    03-12-39                       3.97%   $   2,964,557          $    2,855,200
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A3
    01-12-37                       4.18        3,000,000               2,896,449
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP2 Cl A1
    07-15-42                       4.33        5,338,657               5,244,003
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP5 Cl A4
    12-15-44                       5.18        8,675,000               8,656,674
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
    06-15-26                       5.39        7,360,000               7,406,289
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
    09-15-26                       4.56        5,200,000               5,054,077
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A5
    09-15-31                       4.85        6,000,000               5,862,540
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
    03-15-29                       3.97        3,275,000               3,068,511
LB-UBS Commercial Mtge Trust
  Series 2004-C4 Cl A3
    06-15-29                       4.98        3,000,000               2,993,417
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A4
    08-15-29                       4.58        4,425,000               4,293,830
LB-UBS Commercial Mtge Trust
  Series 2004-C7 Cl A2
    10-15-29                       3.99        5,400,000               5,188,212
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
    12-15-29                       4.20        5,800,000               5,616,256
LB-UBS Commercial Mtge Trust
  Series 2005-C3 Cl A1
    07-15-30                       4.39        2,597,917               2,565,132
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl A2
    09-15-30                       4.89        4,600,000               4,539,786
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
    06-12-43                       4.22        4,227,426               4,141,781
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
    05-15-40                       3.27        2,835,277               2,707,260

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)

Morgan Stanley Capital I
  Series 2003-T11 Cl A2
    06-13-41                       4.34%   $   3,325,000          $    3,236,603
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
    04-14-40                       4.59        3,600,000               3,478,644
Morgan Stanley Capital I
  Series 2005-IQ10 Cl A4A
    09-15-42                       5.23        4,525,000               4,497,323
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
    01-15-39                       5.98       10,900,000              11,309,953
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
    02-11-36                       3.67        4,221,599               4,034,516
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
    10-15-41                       4.38        2,000,000               1,942,917
Wachovia Bank Commercial Mtge Trust
  Series 2005-C20 Cl A5
    07-15-42                       5.09        3,417,000               3,379,760
                                                                  --------------
Total                                                                247,461,644
--------------------------------------------------------------------------------

MORTGAGE-BACKED (44.2%)(F,L)

Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2005-12 Cl 2A1
    03-25-36                       5.74        7,737,915(h)            7,749,157
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2005-3 Cl 7A1
    07-25-35                       5.09        5,573,552(h)            5,501,626
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2006-1 Cl 2A1
    03-25-36                       5.99        8,775,000(h)            8,836,355
Banc of America Funding
  Collateralized Mtge Obligation
  Series 2006-A Cl 3A2
    02-20-36                       5.96        6,079,190(h)            6,126,303
Banc of America Mtge Securities
  Collateralized Mtge Obligation
  Series 2004-E Cl B1
    06-25-34                       4.03        2,928,895(h)            2,949,603
Banc of America Mtge Securities
  Collateralized Mtge Obligation
  Series 2004-F Cl B1
    07-25-34                       4.13        5,269,071(h)            5,095,772

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
12 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
MORTGAGE-BACKED (CONT.)

Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 1A1
    01-25-34                       6.00%   $   6,547,136          $    6,500,914
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 4A1
    01-25-19                       4.75        3,435,172               3,334,264
Bank of America Alternative Loan Trust
  Series 2004-3 Cl 1A1
    04-25-34                       6.00       10,446,173              10,563,693
Bear Stearns Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2004-10 Cl 13A1
    01-25-35                       5.01        6,667,370(h)            6,547,671
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11T1 Cl A1
    07-25-18                       4.75        3,988,158               3,871,006
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 2A3
    11-25-35                       5.50        5,331,187               5,264,963
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 3A7
    11-25-35                       5.50        5,395,690               5,325,220
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-64CB Cl 1A1
    12-25-35                       5.50        9,445,065               9,401,874
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-6CB Cl 1A1
    04-25-35                       7.50        5,382,499               5,557,736
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-85CB Cl 2A2
    02-25-36                       5.50        3,444,483               3,427,188
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-2CB Cl A11
    03-25-36                       6.00        7,955,998               7,929,786

Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2004-12 Cl 1M
    08-25-34                       4.59        3,541,042(h)            3,437,149


--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
MORTGAGE-BACKED (CONT.)

Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2005-R2 Cl 2A1
    06-25-35                       7.00%   $   7,105,082(d)       $    7,362,139
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2006-HYB1 Cl 1A1
    03-20-36                       5.42        5,188,002(h)            5,169,947
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2004-AR5 Cl CB1
    06-25-34                       4.39        3,354,699(h)            3,251,685
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-10 Cl 4A1
    11-25-35                       6.50        8,370,930               8,495,726
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-12 Cl 3A1
    01-25-36                       7.00        9,845,482              10,083,826
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-8 Cl 7A1
    09-25-35                       7.00       10,596,601              10,812,752
CS First Boston Mtge Securities
  Series 2003-29 Cl 8A1
    11-25-18                       6.00        3,125,906               3,122,929
Downey Savings & Loan Assn Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR5 Cl X1
    08-19-45                       6.38       65,461,783(j)              920,556
Federal Home Loan Mtge Corp #290970
    04-01-17                       8.00           15,138                  16,139
Federal Home Loan Mtge Corp #C00356
    08-01-24                       8.00          543,919                 582,720
Federal Home Loan Mtge Corp #C00666
    10-01-28                       7.00           67,626                  70,040
Federal Home Loan Mtge Corp #C53878
    12-01-30                       5.50        2,163,110               2,152,955
Federal Home Loan Mtge Corp #C78031
    04-01-33                       5.50       10,958,935              10,912,531
Federal Home Loan Mtge Corp #C79930
    06-01-33                       5.50        7,140,209               7,094,915
Federal Home Loan Mtge Corp #C90767
    12-01-23                       6.00        9,989,280              10,149,952
Federal Home Loan Mtge Corp #D96300
    10-01-23                       5.50        6,167,946               6,172,622

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 13

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
MORTGAGE-BACKED (CONT.)

Federal Home Loan Mtge Corp #E01127
    02-01-17                       6.50%   $   1,668,109          $    1,709,433
Federal Home Loan Mtge Corp #E01419
    05-01-18                       5.50        3,998,408               4,016,152
Federal Home Loan Mtge Corp #E90216
    05-01-17                       6.00        1,894,415               1,926,564
Federal Home Loan Mtge Corp #E96516
    05-01-13                       4.50        2,778,369               2,702,943
Federal Home Loan Mtge Corp #E98725
    08-01-18                       5.00       12,648,134              12,511,030
Federal Home Loan Mtge Corp #E99684
    10-01-18                       5.00        8,494,319               8,400,812
Federal Home Loan Mtge Corp #G01108
    04-01-30                       7.00        4,258,594               4,407,097
Federal Home Loan Mtge Corp #G01535
    04-01-33                       6.00        7,723,539               7,851,927
Federal Home Loan Mtge Corp #G30225
    02-01-23                       6.00       13,077,649              13,295,863
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
    01-15-18                       6.50        3,514,873               3,654,341
    03-15-22                       7.00        1,266,569               1,264,664
    10-15-27                       5.00       21,553,000              21,261,224
    06-15-28                       5.00       13,925,000              13,733,304
    12-15-28                       5.50        6,005,000               5,996,389
    02-15-33                       5.50        8,687,494               8,709,750
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
    02-15-14                      17.16        2,988,591(j)              162,848
    10-15-22                      14.56        8,936,496(j)              500,341
Federal Natl Mtge Assn
    03-01-21                       6.00        6,000,000(g)            6,114,372
    03-01-36                       6.00       24,725,000(g)           24,949,059
    03-01-36                       6.50       23,000,000(g)           23,546,251
    04-01-36                       6.00        9,000,000(g)            9,078,750
Federal Natl Mtge Assn #190899
    04-01-23                       8.50          599,496                 639,488
Federal Natl Mtge Assn #190944
    05-01-24                       6.00        7,343,982               7,429,694
Federal Natl Mtge Assn #190988
    06-01-24                       9.00          521,019                 560,977
Federal Natl Mtge Assn #231309
    09-01-23                       6.50          163,589                 168,333
Federal Natl Mtge Assn #231310
    09-01-23                       6.50          406,125                 417,903
Federal Natl Mtge Assn #250330
    09-01-25                       8.00          364,893                 389,636

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
MORTGAGE-BACKED (CONT.)

Federal Natl Mtge Assn #250495
    03-01-26                       7.00%   $     820,265          $      851,404
Federal Natl Mtge Assn #252498
    06-01-29                       7.00            7,593                   7,867
Federal Natl Mtge Assn #253883
    08-01-16                       6.00        4,001,070               4,080,172
Federal Natl Mtge Assn #254608
    12-01-17                       6.50        1,082,508               1,112,054
Federal Natl Mtge Assn #254802
    07-01-18                       4.50        3,625,698               3,531,130
Federal Natl Mtge Assn #254916
    09-01-23                       5.50        9,419,583               9,419,756
Federal Natl Mtge Assn #268071
    01-01-24                       6.50          158,124                 162,710
Federal Natl Mtge Assn #303226
    02-01-25                       8.00          164,925                 176,149
Federal Natl Mtge Assn #313049
    08-01-11                       8.50        1,455,275               1,518,280
Federal Natl Mtge Assn #323933
    09-01-29                       7.00        5,137,147               5,322,811
Federal Natl Mtge Assn #455791
    01-01-29                       6.50          586,430                 603,146
Federal Natl Mtge Assn #489888
    05-01-29                       6.50        2,883,056               2,964,129
Federal Natl Mtge Assn #496029
    01-01-29                       6.50        3,707,896               3,814,628
Federal Natl Mtge Assn #50700
    03-01-08                       7.00        1,069,809               1,087,499
Federal Natl Mtge Assn #545342
    04-01-13                       7.00        3,526,417               3,584,730
Federal Natl Mtge Assn #545869
    07-01-32                       6.50        1,986,652               2,045,815
Federal Natl Mtge Assn #545910
    08-01-17                       6.00        6,497,557               6,636,241
Federal Natl Mtge Assn #555343
    08-01-17                       6.00        1,602,223               1,633,899
Federal Natl Mtge Assn #555375
    04-01-33                       6.00       21,959,421              22,310,210
Federal Natl Mtge Assn #555458
    05-01-33                       5.50       20,543,055              20,401,924
Federal Natl Mtge Assn #555734
    07-01-23                       5.00        6,966,168               6,832,945
Federal Natl Mtge Assn #555740
    08-01-18                       4.50        7,455,727               7,260,888
Federal Natl Mtge Assn #555794
    09-01-28                       7.50        1,073,014               1,126,078
Federal Natl Mtge Assn #567840
    10-01-30                       7.00        1,794,098               1,858,940

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
14 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
MORTGAGE-BACKED (CONT.)

Federal Natl Mtge Assn #587859
  12-01-16                         5.50%   $   6,094,385          $    6,127,982
Federal Natl Mtge Assn #597374
    09-01-31                       7.00          894,347                 933,900
Federal Natl Mtge Assn #606882
    10-01-31                       7.00        1,168,706               1,210,204
Federal Natl Mtge Assn #638969
    03-01-32                       5.50        1,597,589               1,587,874
Federal Natl Mtge Assn #646147
    06-01-32                       7.00        2,981,313               3,103,810
Federal Natl Mtge Assn #646446
    06-01-17                       6.50        1,369,276               1,406,649
Federal Natl Mtge Assn #649068
    06-01-17                       6.50        2,530,863               2,607,020
Federal Natl Mtge Assn #649263
    08-01-17                       6.50        2,549,186               2,625,898
Federal Natl Mtge Assn #654208
    10-01-32                       6.50        2,495,544               2,560,279
Federal Natl Mtge Assn #654682
    10-01-32                       6.00        1,487,894               1,509,522
Federal Natl Mtge Assn #654689
    11-01-32                       6.00        1,738,076               1,762,860
Federal Natl Mtge Assn #656908
    09-01-32                       6.50        2,487,483               2,571,569
Federal Natl Mtge Assn #662809
    09-01-17                       6.50        2,831,530               2,908,815
Federal Natl Mtge Assn #667787
    02-01-18                       5.50        2,403,591               2,415,831
Federal Natl Mtge Assn #670382
    09-01-32                       6.00       13,508,532              13,658,183
Federal Natl Mtge Assn #670387
    08-01-32                       7.00        1,346,120               1,393,948
Federal Natl Mtge Assn #678028
    09-01-17                       6.00        1,218,330               1,242,416
Federal Natl Mtge Assn #678065
    02-01-33                       6.50          565,431                 581,225
Federal Natl Mtge Assn #678937
    01-01-18                       5.50        3,610,644               3,632,861
Federal Natl Mtge Assn #678941
    02-01-18                       5.50        4,589,329               4,617,690
Federal Natl Mtge Assn #678944
    01-01-18                       5.50        2,188,011               2,201,525
Federal Natl Mtge Assn #679095
    04-01-18                       5.00        6,611,748               6,536,246
Federal Natl Mtge Assn #681400
    03-01-18                       5.50        6,527,475               6,568,085
Federal Natl Mtge Assn #683274
    02-01-18                       5.50        3,109,495               3,128,805

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
MORTGAGE-BACKED (CONT.)

Federal Natl Mtge Assn #684586
    03-01-33                       6.00%   $   4,435,543          $    4,496,081
Federal Natl Mtge Assn #687051
    01-01-33                       6.00       12,182,883              12,296,055
Federal Natl Mtge Assn #689093
    07-01-28                       5.50        2,609,102               2,593,236
Federal Natl Mtge Assn #694628
    04-01-33                       5.50        5,209,590               5,182,374
Federal Natl Mtge Assn #694795
    04-01-33                       5.50        6,757,973               6,722,131
Federal Natl Mtge Assn #694988
    03-01-33                       5.50       13,808,209              13,721,811
Federal Natl Mtge Assn #695202
    03-01-33                       6.50        5,270,540               5,399,815
Federal Natl Mtge Assn #695385
    03-01-18                       5.50        8,008,483               8,085,719
Federal Natl Mtge Assn #695909
    05-01-18                       5.50        2,935,136               2,952,811
Federal Natl Mtge Assn #709901
    06-01-18                       5.00        6,967,127               6,891,021
Federal Natl Mtge Assn #710823
    05-01-33                       5.50          810,523                 806,337
Federal Natl Mtge Assn #712057
    07-01-18                       4.50        4,473,880               4,357,189
Federal Natl Mtge Assn #720006
    07-01-33                       5.50        7,911,071               7,855,035
Federal Natl Mtge Assn #720378
    06-01-18                       4.50        5,890,226               5,736,593
Federal Natl Mtge Assn #723687
    08-01-28                       5.50        4,672,010               4,643,600
Federal Natl Mtge Assn #725232
    03-01-34                       5.00       19,679,246              19,190,169
Federal Natl Mtge Assn #725425
    04-01-34                       5.50       22,195,177              22,037,965
Federal Natl Mtge Assn #725684
    05-01-18                       6.00        9,858,675              10,053,923
Federal Natl Mtge Assn #725719
    07-01-33                       4.84        5,867,716(h)            5,740,386
Federal Natl Mtge Assn #725737
    08-01-34                       4.54        5,976,199(h)            5,924,087
Federal Natl Mtge Assn #725813
    12-01-33                       6.50       14,121,078              14,467,440
Federal Natl Mtge Assn #730153
    08-01-33                       5.50          794,752                 789,123
Federal Natl Mtge Assn #735057
    01-01-19                       4.50        9,159,593               8,920,686
Federal Natl Mtge Assn #735160
    12-01-34                       4.34        2,252,328(h)            2,189,646

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 15

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
MORTGAGE-BACKED (CONT.)

Federal Natl Mtge Assn #743262
    10-01-18                       5.00%   $   4,303,720          $    4,256,098
Federal Natl Mtge Assn #747786
    10-01-18                       6.00        2,307,475               2,353,139
Federal Natl Mtge Assn #753074
    12-01-28                       5.50        9,261,365               9,205,048
Federal Natl Mtge Assn #753091
    12-01-33                       5.50        5,448,317               5,409,726
Federal Natl Mtge Assn #753919
    12-01-33                       4.94        7,042,311(h)            6,894,701
Federal Natl Mtge Assn #759342
    01-01-34                       6.50        1,090,057               1,127,077
Federal Natl Mtge Assn #765759
    12-01-18                       5.00        5,394,039               5,332,443
Federal Natl Mtge Assn #766641
    03-01-34                       5.00        5,241,451               5,102,682
Federal Natl Mtge Assn #776962
    04-01-29                       5.00       16,423,617              15,958,462
Federal Natl Mtge Assn #790759
    09-01-34                       4.81        1,450,965(h)            1,433,382
Federal Natl Mtge Assn #793188
    07-01-34                       6.50        7,882,041               8,072,425
Federal Natl Mtge Assn #811925
    04-01-35                       4.92        5,690,009(h)            5,643,833
Federal Natl Mtge Assn #821378
    05-01-35                       5.04        5,402,091(h)            5,380,022
Federal Natl Mtge Assn #837258
    09-01-35                       4.92        3,289,913(h)            3,252,375
Federal Natl Mtge Assn #845070
    12-01-35                       5.10        5,711,253(h)            5,667,262
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
    12-25-26                       8.00        3,448,277               3,657,017
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
    12-25-12                       0.21        2,205,470(j)               86,925
    12-25-31                       9.42        2,647,531(j)              431,039
First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-AA2 Cl 2A1
    04-25-35                       5.41        5,231,852(i)            5,247,024
First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-AA3 Cl 3A1
    05-25-35                       5.39        5,325,906(i)            5,308,756
Govt Natl Mtge Assn #345538
    02-15-24                       8.00          181,643                 194,542

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
MORTGAGE-BACKED (CONT.)

Govt Natl Mtge Assn #398831
    08-15-26                       8.00%   $     221,927          $      237,949
Govt Natl Mtge Assn #425004
    10-15-33                       5.50        4,251,235               4,267,856
Govt Natl Mtge Assn #426170
    06-15-26                       8.00          178,399                 191,279
Govt Natl Mtge Assn #604708
    10-15-33                       5.50        9,037,824               9,073,160
Govt Natl Mtge Assn #606844
    09-15-33                       5.00       11,776,196              11,604,064
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-70 Cl IC
    08-20-32                      16.68        8,388,752(j)            1,338,447
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
    01-20-32                      20.00        1,753,535(j)              170,339
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-3 Cl B1
    05-19-34                       4.39        4,245,992(h)            4,128,762
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-16 Cl 3A1B
    01-19-36                       4.91        8,757,179(h)            8,753,330
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR8 Cl AX1
    04-25-35                       4.50      153,074,399(j)            1,674,251
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-AR25 Cl 1A21
    12-25-35                       5.90        8,169,298(h)            8,218,761
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-AR3 Cl 3A1
    04-25-35                       5.32        2,978,368(h)            2,954,735
Master Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2004-5 Cl B1
    07-25-34                       4.40        4,139,217(h)            4,069,719

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
16 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
MORTGAGE-BACKED (CONT.)

Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-2 Cl 4A1
    02-25-19                       5.00%   $   5,660,737          $    5,600,592
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-4 Cl 2A1
    05-25-34                       6.00        1,381,654               1,382,676
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-7 Cl 8A1
    08-25-19                       5.00        4,477,903               4,393,226
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-8 Cl 7A1
    09-25-19                       5.00        6,112,909               5,997,559
Structured Adjustable Rate Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-3AC Cl B1
    03-25-34                       4.93        5,548,810(h)            5,487,773
Structured Adjustable Rate Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-5 Cl B1
    05-25-34                       4.60        4,230,304(h)            4,121,712
Structured Asset Securities
  Collateralized Mtge Obligation
  Series 2003-33H Cl 1A1
    10-25-33                       5.50       12,765,795              12,535,499
Washington Mutual Alternative Mtge Loan Trust
  Pass-Through Certificates
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR1 Cl X2
    12-25-35                       7.10       53,556,090(j)              610,874
Washington Mutual
  Collateralized Mtge Obligation
  Series 2003-AR10 Cl A7
    10-25-33                       4.07        6,650,000(h)            6,451,017
Washington Mutual
  Collateralized Mtge Obligation
  Series 2004-CB2 Cl 6A
    07-25-19                       4.50        4,042,723               3,861,650
Washington Mutual
  Collateralized Mtge Obligation
  Series 2004-CB4 Cl 22A
    12-25-19                       6.00        4,549,503               4,585,328

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
MORTGAGE-BACKED (CONT.)

Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR17 Cl A1C1
    12-25-45                       4.77%   $   4,506,666(h)       $    4,506,656
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-10 Cl A1
    10-25-35                       5.00       11,868,332              11,343,871
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-5 Cl 2A1
    05-25-35                       5.50       10,279,464              10,118,847
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-AR1 Cl 1A1
    02-25-35                       4.55        8,965,589(h)            8,815,954
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-AR16 Cl 6A3
    10-25-35                       5.00        6,352,399(h)            6,251,332
                                                                  --------------
Total                                                                998,241,890
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.1%)

DRS Technologies
    02-01-16                       6.63        1,645,000               1,653,225
L-3 Communications
    06-15-12                       7.63        1,340,000               1,410,350
                                                                  --------------
Total                                                                  3,063,575
--------------------------------------------------------------------------------

AUTOMOTIVE (0.2%)

DaimlerChrysler NA Holding
    11-15-13                       6.50        2,125,000               2,193,616
GMAC
    08-28-07                       6.13        2,475,000               2,357,477
                                                                  --------------
Total                                                                  4,551,093
--------------------------------------------------------------------------------

BANKING (1.0%)

Banknorth Group
  Sr Nts
    05-01-08                       3.75        3,960,000               3,852,367
HSBC Bank USA
  Sub Nts
    08-15-35                       5.63        8,420,000               8,271,134
Sovereign Bank
  Sub Nts
    03-15-13                       5.13        1,525,000               1,489,640
Washington Mutual Bank
  Sub Nts
    08-15-14                       5.65        8,976,000               9,048,257
                                                                  --------------
Total                                                                 22,661,398
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 17

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
CHEMICALS (0.1%)

Airgas
    10-01-11                       9.13%   $   1,500,000          $    1,591,875
MacDermid
    07-15-11                       9.13          575,000                 606,625
                                                                  --------------
Total                                                                  2,198,500
--------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.4%)

Tyco Intl Group
    02-15-11                       6.75        8,975,000(c)            9,415,493
--------------------------------------------------------------------------------

ELECTRIC (2.5%)

Aquila Canada Finance
    06-15-11                       7.75        1,915,000(c)            1,977,238
CMS Energy
  Sr Nts
    01-15-09                       7.50        1,275,000               1,316,438
Consumers Energy
  1st Mtge
    02-15-17                       5.15        4,020,000               3,854,537
Consumers Energy
  1st Mtge Series H
    02-17-09                       4.80        4,115,000               4,057,962
Dayton Power & Light
  1st Mtge
    10-01-13                       5.13        4,460,000               4,401,498
Detroit Edison
  1st Mtge
    10-01-37                       5.70        2,195,000               2,161,072
Dominion Resources
  Sr Unsecured
  Series C
    07-15-15                       5.15        3,785,000               3,636,049
DPL
  Sr Nts
    09-01-11                       6.88        2,755,000               2,891,984
Exelon
    06-15-10                       4.45        4,155,000               4,005,383
IPALCO Enterprises
  Secured
    11-14-08                       8.38          400,000                 426,500
    11-14-11                       8.63        3,680,000               4,075,600
Metropolitan Edison
  Sr Nts
    03-15-10                       4.45        2,610,000               2,516,489
Mirant North America LLC
  Sr Nts
    12-31-13                       7.38          330,000(d)              338,663
Nevada Power
    03-15-16                       5.95          290,000(d)              291,088

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
ELECTRIC (CONT.)

NRG Energy
  Sr Nts
    02-01-14                       7.25%   $   1,395,000          $    1,429,875
    02-01-16                       7.38          665,000                 684,950
Ohio Edison
    06-15-09                       5.65        6,005,000(d)            6,032,982
Ohio Edison
  Sr Nts
    05-01-15                       5.45        1,195,000               1,184,974
Pacific Gas & Electric
    03-01-34                       6.05        2,590,000               2,676,713
PacifiCorp
  1st Mtge
    06-15-35                       5.25        2,220,000               2,076,244
PSI Energy
    10-15-35                       6.12        5,540,000               5,664,494
                                                                  --------------
Total                                                                 55,700,733
--------------------------------------------------------------------------------

ENTERTAINMENT (0.3%)

United Artists Theatre Circuit
    07-01-15                       9.30        7,033,277               6,962,944
--------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.5%)

Cadbury Schweppes US Finance LLC
    10-01-08                       3.88        3,765,000(d)            3,632,005
Cott Beverages USA
    12-15-11                       8.00        1,135,000               1,166,213
Kraft Foods
    06-01-12                       6.25       15,711,000              16,436,879
Kraft Foods
  Sr Unsecured
    11-01-11                       5.63       13,585,000              13,714,058
                                                                  --------------
Total                                                                 34,949,155
--------------------------------------------------------------------------------

GAMING (0.4%)

Caesars Entertainment
  Sr Nts
    04-15-13                       7.00        2,535,000               2,682,506
MGM MIRAGE
    10-01-09                       6.00          670,000                 664,975
    07-15-15                       6.63        2,165,000               2,173,118
MGM MIRAGE
  Sr Nts
    02-27-14                       5.88          720,000                 693,000
Mohegan Tribal Gaming Authority
  Sr Nts
    02-15-13                       6.13          540,000                 535,275

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
18 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
GAMING (CONT.)

Mohegan Tribal Gaming Authority
  Sr Sub Nts
    04-01-12                       8.00%   $     750,000          $      788,438
Station Casinos
  Sr Nts
    04-01-12                       6.00        1,000,000               1,000,000
Station Casinos
  Sr Sub Nts
    03-01-16                       6.88        1,515,000               1,541,513
                                                                  --------------
Total                                                                 10,078,825
--------------------------------------------------------------------------------

GAS PIPELINES (0.5%)

ANR Pipeline
    03-15-10                       8.88          875,000                 935,000
Colorado Interstate Gas
  Sr Nts
    03-15-15                       5.95          470,000                 463,641
    11-15-15                       6.80          830,000(d)              863,200
Copano Energy LLC
  Sr Nts
    03-01-16                       8.13          225,000(d)              234,000
Kinder Morgan Finance
    01-05-16                       5.70        4,160,000(d)            4,160,566
Pacific Energy Partners LP/Finance
    09-15-15                       6.25          620,000                 616,900
Southern Natural Gas
    03-15-10                       8.88          875,000                 935,918
Southern Star Central
  Secured
    08-01-10                       8.50          750,000                 800,625
Transcontinental Gas Pipe Line
  Series B
    08-15-11                       7.00        1,915,000               2,010,750
Williams
  Sr Nts
    07-15-19                       7.63          535,000                 588,500
                                                                  --------------
Total                                                                 11,609,100
--------------------------------------------------------------------------------

HEALTH CARE (1.0%)

Cardinal Health
    06-15-15                       4.00       11,184,000              10,006,414
    12-15-17                       5.85        2,690,000               2,724,012
HCA
  Sr Nts
    03-15-14                       5.75        1,000,000                 956,194

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
HEALTH CARE (CONT.)

Omnicare
  Sr Sub Nts
    12-15-13                       6.75%   $   1,315,000          $    1,338,013
    12-15-15                       6.88          540,000                 550,800
Triad Hospitals
  Sr Nts
    05-15-12                       7.00        1,285,000               1,310,700
WellPoint
    01-15-11                       5.00        6,645,000               6,559,951
                                                                  --------------
Total                                                                 23,446,084
--------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.3%)

Chesapeake Energy
    08-15-17                       6.50        1,860,000               1,871,625
Encore Acquisition
  Sr Sub Nts
    04-15-14                       6.25        1,520,000               1,489,600
Newfield Exploration
  Sr Nts
    03-01-11                       7.63        2,500,000               2,693,750
Newfield Exploration
  Sr Sub Nts
    08-15-12                       8.38          380,000                 407,550
Plains Exploration & Production
  Sr Nts
    06-15-14                       7.13          790,000                 823,575
                                                                  --------------
Total                                                                  7,286,100
--------------------------------------------------------------------------------

INTEGRATED ENERGY (--%)

Denbury Resources
  Sr Sub Nts
    12-15-15                       7.50          100,000                 105,000
--------------------------------------------------------------------------------

LODGING (0.1%)

ITT
    11-15-15                       7.38        1,255,000               1,361,675
--------------------------------------------------------------------------------
MEDIA CABLE (1.3%)
Comcast
    03-15-11                       5.50        9,010,000               8,983,691
    03-15-16                       5.90       10,720,000(g)           10,766,337
    03-15-16                       5.90        7,670,000               7,703,153
DIRECTV Holdings LLC/Financing
  Sr Nts
    03-15-13                       8.38          406,000                 437,465
Videotron Ltee
    01-15-14                       6.88          530,000(c)              541,925
    12-15-15                       6.38          330,000(c)              326,700
                                                                  --------------
Total                                                                 28,759,271
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 19

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
MEDIA NON CABLE (0.6%)

Dex Media West LLC/Finance
  Sr Nts Series B
    08-15-10                       8.50%   $     560,000          $      593,600
Lamar Media
    01-01-13                       7.25          375,000                 386,719
News America
    12-15-35                       6.40       10,210,000(d)           10,274,078
Radio One
  Series B
    07-01-11                       8.88        1,000,000               1,050,000
Sun Media
    02-15-13                       7.63          745,000(c)              768,281
                                                                  --------------
Total                                                                 13,072,678
--------------------------------------------------------------------------------

METALS (0.1%)

Peabody Energy
  Series B
    03-15-13                       6.88        1,640,000               1,685,100
--------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
Pride Intl
  Sr Nts
    07-15-14                       7.38          495,000                 528,413
--------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.6%)

Residential Capital
  Sr Unsecured
    06-30-10                       6.38       13,510,000              13,641,128
--------------------------------------------------------------------------------

PACKAGING (--%)

Plastipak Holdings
  Sr Nts
    12-15-15                       8.50           90,000(d)               92,925
--------------------------------------------------------------------------------

PAPER (--%)

Crown Americas LLC/Capital
  Sr Nts
    11-15-15                       7.75          750,000(d)              781,875
--------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)

AmerisourceBergen
    09-15-15                       5.88        1,225,000(d)            1,232,779
Merck & Co
    03-01-15                       4.75        2,600,000               2,489,742
                                                                  --------------
Total                                                                  3,722,521
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
PROPERTY & CASUALTY (0.1%)
Marsh & McLennan Companies
  Sr Unsecured
    09-15-15                       5.75%   $   2,770,000          $    2,770,139
--------------------------------------------------------------------------------

RETAILERS (0.9%)

CVS
    09-15-09                       4.00        2,700,000               2,587,818
    09-15-14                       4.88        6,275,000               6,002,370
May Department Stores
    07-15-34                       6.70        6,765,000               7,232,285
Wal-Mart Stores
  Series C
    06-29-11                       8.88        3,500,000               3,533,670
                                                                  --------------
Total                                                                 19,356,143
--------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.2%)

ERAC USA Finance
    05-01-15                       5.60        3,555,000(d)            3,529,909
    11-15-15                       5.90          230,000(d)              233,353
Greater Beijing First Expressways
  Sr Nts
    06-15-07                       9.50        3,640,000(b,c,m,o)             --
Hertz
  Sr Nts
    01-01-14                       8.88          580,000(d)              606,100
                                                                  --------------
Total                                                                  4,369,362
--------------------------------------------------------------------------------

WIRELESS (0.4 %)

Nextel Communications
  Sr Nts Series F
    03-15-14                       5.95        4,855,000               4,879,989
US Cellular
  Sr Nts
    12-15-33                       6.70        3,485,000               3,512,221
                                                                  --------------
Total                                                                  8,392,210
--------------------------------------------------------------------------------

WIRELINES (4.2%)

Qwest
    03-15-12                       8.88        1,075,000               1,204,000
Qwest
  Sr Nts
    06-15-15                       7.63          620,000                 664,950
Sprint Capital
    01-30-11                       7.63        7,860,000               8,593,747
    11-15-28                       6.88        6,165,000               6,717,618
Telecom Italia Capital
    11-15-33                       6.38       11,125,000(c)           11,006,663

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
20 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

                                 COUPON      PRINCIPAL
ISSUER                            RATE        AMOUNT                 VALUE(A)
WIRELINES (CONT.)

TELUS
    06-01-11                       8.00%   $  21,031,500(c)       $   23,465,980
Verizon Pennsylvania
  Series A
    11-15-11                       5.65       42,600,000              42,479,443
                                                                  --------------
Total                                                                 94,132,401
--------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $2,319,721,681)                                            $2,292,139,591
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER (--%)
--------------------------------------------------------------------------------

ISSUER                                        SHARES                 VALUE(A)

Wayland Investment LLC                         6,000,000(e,m)     $      568,020
--------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $791,383)                                                  $      568,020
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.9%)(Q)
--------------------------------------------------------------------------------

                                              AMOUNT
                               EFFECTIVE    PAYABLE AT
ISSUER                           YIELD       MATURITY                VALUE(A)
COMMERCIAL PAPER

Bear Stearns Companies
    03-21-06                       4.52%   $  15,000,000          $   14,960,538
Chesham Finance LLC
    03-01-06                       4.57        3,700,000               3,699,530
Kitty Hawk Funding
    03-27-06                       4.54       15,000,000(r)           14,949,094
Park Avenue Receivables
    03-14-06                       4.52       10,000,000(r)            9,982,462
Sheffield Receivable
    03-01-06                       4.51       25,000,000(r)           24,996,868
Variable Funding Capital
    03-03-06                       4.50       20,000,000(r)           19,992,500
--------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $88,592,111 )                                              $   88,580,992
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,409,105,175)(s)                                         $2,381,288,603
================================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(A) Securities are valued by procedures described in Note 1 to the financial statements.

(B) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(C) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Feb. 28, 2006, the value of foreign securities represented 3.8% of net assets.

(D) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $80,106,557 or 3.5% of net assets.

(E) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(F) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.


(G) At Feb. 28, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $86,566,452.


(H) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2006.

(I) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2006.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 21

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

(J) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Feb. 28, 2006.

(K) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      FGIC -- Financial Guaranty Insurance Company

      FSA  -- Financial Security Assurance

      MBIA -- MBIA Insurance Corporation

(L) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments atFeb. 28, 2006:

                               PRINCIPAL  SETTLEMENT    PROCEEDS
      SECURITY                  AMOUNT       DATE      RECEIVABLE        VALUE
      --------------------------------------------------------------------------
      Federal Natl Mtge Assn
      03-01-21 5.00%        $ 13,150,000   03-16-06   $ 12,926,039   $12,973,290
      03-01-21 5.50            5,250,000   03-16-06      5,263,984     5,272,969
      04-01-35 5.00           20,000,000   04-12-06     19,350,000    19,406,240
      03-01-36 5.50           72,000,000   03-13-06     70,969,063    71,325,000

(M)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Feb. 28, 2006, is as follows:

                                           ACQUISITION
      SECURITY                                DATES                     COSt
      --------------------------------------------------------------------------
      Greater Beijing First Expressways
        9.50% Sr Nts 2007                   09-16-98                 $       --
      Wayland Investment LLC                05-19-00                    791,383

(N) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

      TYPE OF SECURITY                                     NOTIONAL AMOUNT
      --------------------------------------------------------------------------
      PURCHASE CONTRACTS
      U.S. Long Bond, June 2006, 20-year                     $ 41,400,000
      U.S. Treasury Note, June 2006, 2-year                    52,000,000
      SALE CONTRACTS
      U.S. Treasury Note, March 2006, 5-year                   22,800,000
      U.S. Treasury Note, March 2006, 10-year                  40,400,000
      U.S. Treasury Note, June 2006, 5-year                     6,400,000

(O)   Negligible market value.

(P) At Feb. 28, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(Q) Cash collateral received from security lending activity is invested in short-term securities and represents 2.5% of net assets. See Note 5 to the financial statements. 1.4% of net assets is the Fund's cash equivalent position.

(R) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Feb. 28, 2006, the value of these securities amounted to $69,920,924 or 3.1% of net assets.


--------------------------------------------------------------------------------
22 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

(S) At Feb. 28, 2006, the cost of securities for federal income tax purposes was approximately $2,409,105,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                           $   8,976,000
      Unrealized depreciation                             (36,792,000)
      ----------------------------------------------------------------
      Net unrealized depreciation                       $ (27,816,000)
      ----------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 23

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Diversified Bond Fund
FEB. 28, 2006 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
    (identified cost $2,409,105,175)                                                            $ 2,381,288,603
Cash in bank on demand deposit                                                                          119,846
Foreign currency holdings (identified cost $1,948,524) (Note 1)                                       1,931,622
Capital shares receivable                                                                               664,343
Accrued interest receivable                                                                          15,255,596
Receivable for investment securities sold                                                           184,366,083
----------------------------------------------------------------------------------------------------------------
Total assets                                                                                      2,583,626,093
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders                                                                       260,421
Capital shares payable                                                                                  427,684
Payable for investment securities purchased                                                         156,841,523
Unrealized depreciation on swap transactions, at value (Note 7)                                          23,774
Payable upon return of securities loaned (Note 5)                                                    57,432,500
Accrued investment management services fee                                                               31,015
Accrued distribution fee                                                                                432,222
Accrued service fee                                                                                         369
Accrued transfer agency fee                                                                               3,973
Accrued administrative services fee                                                                       3,903
Other accrued expenses                                                                                  307,206
Forward sale commitments, at value (proceeds receivable $108,509,086) (Note 1)                      108,977,499
----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                   324,742,089
----------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                              $ 2,258,884,004
================================================================================================================

----------------------------------------------------------------------------------------------------------------
REPRESENTED BY
----------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                        $     4,713,173
Additional paid-in capital                                                                        2,408,237,687
Undistributed net investment income                                                                   4,398,461
Accumulated net realized gain (loss) (Note 9)                                                      (130,678,117)
Unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies (Note 6)                     (27,787,200)
----------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                        $ 2,258,884,004
================================================================================================================
Net assets applicable to outstanding shares:                       Class A                      $ 1,666,606,791
                                                                   Class B                      $   439,844,426
                                                                   Class C                      $    16,581,505
                                                                   Class I                      $       357,530
                                                                   Class Y                      $   135,493,752
Net asset value per share of outstanding capital stock:            Class A shares  347,758,197  $          4.79
                                                                   Class B shares   91,760,498  $          4.79
                                                                   Class C shares    3,454,857  $          4.80
                                                                   Class I shares       74,546  $          4.80
                                                                   Class Y shares   28,269,211  $          4.79
----------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                                $    55,638,640
----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
24 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS
RiverSource Diversified Bond Fund
SIX MONTHS ENDED FEB. 28, 2006 (UNAUDITED)

----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------
Income:

Interest                                                                               $ 55,744,336
Fee income from securities lending (Note 5)                                                  86,568

----------------------------------------------------------------------------------------------------
Total income                                                                             55,830,904
----------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                        5,808,863
Distribution fee
    Class A                                                                               2,114,422
    Class B                                                                               2,308,307
    Class C                                                                                  85,979
Transfer agency fee                                                                       1,799,574
Incremental transfer agency fee
    Class A                                                                                 113,891
    Class B                                                                                  63,218
    Class C                                                                                   2,679
Service fee -- Class Y                                                                       71,594
Administrative services fees and expenses                                                   740,538
Compensation of board members                                                                10,917
Custodian fees                                                                              123,110
Printing and postage                                                                        223,050
Registration fees                                                                            61,066
Audit fees                                                                                   22,500
Other                                                                                        40,867
----------------------------------------------------------------------------------------------------
Total expenses                                                                           13,590,575
    Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)     (1,484,961)
----------------------------------------------------------------------------------------------------
                                                                                         12,105,614
    Earnings credits on cash balances (Note 2)                                              (78,153)
----------------------------------------------------------------------------------------------------
Total net expenses                                                                       12,027,461
----------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                          43,803,443
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
    Security transactions (Note 3)                                                      (17,927,418)
    Foreign currency transactions                                                           (29,806)
    Futures contracts                                                                     4,390,488
    Swap transactions                                                                       229,774
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 (13,336,962)
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies                  (34,621,058)
----------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                   (47,958,020)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        $ (4,154,577)
====================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 25

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Diversified Bond Fund

                                                                          FEB. 28, 2006
                                                                        SIX MONTHS ENDED     AUG. 31, 2005
                                                                           (UNAUDITED)        YEAR ENDED
------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                          $    43,803,443    $    91,755,329
Net realized gain (loss) on investments                                      (13,336,962)        28,923,177
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies       (34,621,058)       (14,927,428)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               (4,154,577)       105,751,078
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income
       Class A                                                               (33,910,157)       (70,478,732)
       Class B                                                                (7,515,532)       (17,993,962)
       Class C                                                                  (279,110)          (605,297)
       Class I                                                                      (280)              (421)
       Class Y                                                                (2,969,981)        (8,081,878)
------------------------------------------------------------------------------------------------------------
Total distributions                                                          (44,675,060)       (97,160,290)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------------------
Proceeds from sales
    Class A shares (Note 2)                                                  147,835,545        259,770,664
    Class B shares                                                            46,994,628         84,427,800
    Class C shares                                                             2,058,102          4,052,182
    Class I shares                                                               346,914                 --
    Class Y shares                                                             7,057,793         41,037,278
Reinvestment of distributions at net asset value
    Class A shares                                                            27,126,000         56,221,455
    Class B shares                                                             6,627,911         15,935,666
    Class C shares                                                               247,291            543,915
    Class I shares                                                                    27                 --
    Class Y shares                                                             2,899,761          6,719,948
Payments for redemptions
    Class A shares                                                          (247,225,807)      (480,335,355)
    Class B shares (Note 2)                                                  (88,368,811)      (245,851,411)
    Class C shares (Note 2)                                                   (3,454,854)        (7,443,384)
    Class Y shares                                                           (73,555,823)       (49,568,951)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions           (171,411,323)      (314,490,193)
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     (220,240,960)      (305,899,405)
Net assets at beginning of period                                          2,479,124,964      2,785,024,369
------------------------------------------------------------------------------------------------------------
Net assets at end of period                                              $ 2,258,884,004    $ 2,479,124,964
============================================================================================================
Undistributed net investment income                                      $     4,398,461    $     5,270,078
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
26 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RiverSource Diversified Bond Fund
(Unaudited as to Feb. 28, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Fixed Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Fixed Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in bonds and other debt securities including securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.


The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Feb. 28, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated fund-of-funds owned 100% of Class I shares, which represents 0.02% of the Fund's net assets.


All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 27

ILLIQUID SECURITIES


At Feb. 28, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Feb. 28, 2006 was $568,020 representing 0.03% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.


SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS


Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Feb. 28, 2006, the Fund has entered into outstanding when-issued securities of $86,566,452.


The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
28 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Feb. 28, 2006, foreign currency holdings consisted of European monetary units and British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

FORWARD SALE COMMITMENTS

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain

--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 29 or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
30 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES


Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.52% to 0.395% annually as the Fund's assets increase. Effective March 1, 2006, the fee percentage of the Fund's average daily net assets declines from 0.48% to 0.29% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.025% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.


Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.


Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:


o     Class A $20.50

o     Class B $21.50

o     Class C $21.00

o     Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 31

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,156,040 for Class A, $415,059 for Class B and $1,912 for Class C for the six months ended Feb. 28, 2006.


For the six months ended Feb. 28, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.90% for Class A, 1.66% for Class B, 1.67% for Class C, 0.58% for Class I and 0.74% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $942,827, $270,392, $9,679 and $70,492, respectively and the management fees waived at the Fund level were $191,571. Under this agreement, which was effective until Feb. 28, 2006, net expenses would not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.59% for Class I and 0.73% for Class Y of the Fund's average daily net assets. Effective as of March 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.54% for Class I and 0.73% for Class Y of the Fund's average daily net assets.


During the six months ended Feb. 28, 2006, the Fund's custodian and transfer agency fees were reduced by $78,153 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,881,392,157 and $2,954,011,318, respectively, for the six months ended Feb. 28, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                          SIX MONTHS ENDED FEB. 28, 2006
                                        CLASS A        CLASS B         CLASS C        CLASS I      CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                                   30,766,100      9,771,871        427,636         72,503     1,464,390
Issued for reinvested distributions     5,653,861      1,381,478         51,491              6       604,384
Redeemed                              (51,461,154)   (18,396,181)      (718,035)            --   (15,150,822)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)               (15,041,193)    (7,242,832)      (238,908)        72,509   (13,082,048)
-------------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED AUG. 31, 2005
                                        CLASS A        CLASS B         CLASS C        CLASS I      CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                                   53,307,133     17,309,061        829,459             --     8,423,475
Issued for reinvested distributions    11,524,807      3,264,247        111,266             --     1,376,611
Redeemed                              (98,492,883)   (50,438,583)    (1,524,135)            --   (10,161,026)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)               (33,660,943)   (29,865,275)      (583,410)            --      (360,940)
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
32 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES


At Feb. 28, 2006, securities valued at $55,638,640 were on loan to brokers. For collateral, the Fund received $57,432,500 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $86,568 for the six months ended Feb. 28, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


6. INTEREST RATE FUTURES CONTRACTS

At Feb. 28, 2006, investments in securities included securities valued at $1,655,391 that were pledged as collateral to cover initial margin deposits on 674 open purchase contracts and 696 open sale contracts. The notional market value of the open purchase contracts at Feb. 28, 2006 was $99,958,313 with a net unrealized gain of $140,381. The notional market value of the open sale contracts at Feb. 28, 2006 was $74,357,439 with a net unrealized gain of $400,295. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. SWAP CONTRACTS

At Feb. 28, 2006, the Fund had the following open total return swap contracts:

                                                                                       UNREALIZED
                                                         TERMINATION    NOTIONAL      APPRECIATION
                                                            DATE        PRINCIPAL    (DEPRECIATION)
----------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.25%
Counterparty: Citigroup                                   05/01/06     $13,450,000    $   (23,774)

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Feb. 28, 2006.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 33

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $104,817,787 at Aug. 31, 2005, that if not offset by capital gains will expire as follows:

                       2009               2010
                   $78,698,873        $26,118,914

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
34 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 35

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(A)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(G)         2005         2004       2003       2002
Net asset value, beginning of period                                $ 4.89         $  4.87      $ 4.78     $ 4.75     $  4.86
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .09             .18         .18        .20         .25
Net gains (losses) (both realized and unrealized)                     (.09)            .03         .08        .03        (.10)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        --             .21         .26        .23         .15
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.10)           (.19)       (.17)      (.20)       (.25)
Tax return of capital                                                   --              --          --         --        (.01)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.10)           (.19)       (.17)      (.20)       (.26)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 4.79         $  4.89      $ 4.87     $ 4.78     $  4.75
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $1,667         $ 1,774      $1,933     $2,280     $ 2,438
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .90%(c),(d)     .94%(c)     .98%(c)    .97%        .95%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     3.94%(d)        3.67%       3.55%      4.16%       5.17%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              130%            300%        279%       256%        169%
------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                       (.08%)(f)       4.38%       5.54%      4.91%       3.13%
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.03% for the six months ended Feb. 28, 2006 and 1.02% and 1.00% for the years ended Aug. 31, 2005 and 2004, respectively.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Feb. 28, 2006 (Unaudited).


--------------------------------------------------------------------------------
36 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

CLASS B
------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(A)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(G)         2005         2004       2003       2002
Net asset value, beginning of period                                $ 4.89         $  4.88      $ 4.78     $ 4.75     $  4.86
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .08             .15         .14        .16         .21
Net gains (losses) (both realized and unrealized)                     (.10)            .01         .09        .03        (.10)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      (.02)            .16         .23        .19         .11
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.08)           (.15)       (.13)      (.16)       (.21)
Tax return of capital                                                   --              --          --         --        (.01)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.08)           (.15)       (.13)      (.16)       (.22)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 4.79         $  4.89      $ 4.88     $ 4.78     $  4.75
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  440         $   484      $  628     $  902     $ 1,047
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.66%(c),(d)    1.70%(c)    1.73%(c)   1.73%       1.71%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     3.18%(d)        2.92%       2.78%      3.40%       4.40%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              130%            300%        279%       256%        169%
------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                       (.45%)(f)       3.39%       4.95%      4.12%       2.35%
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.79% for the six months ended Feb. 28, 2006 and 1.78% and 1.75% for the years ended Aug. 31, 2005 and 2004, respectively.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Feb. 28, 2006 (Unaudited).


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 37

CLASS C
------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(A)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(G)         2005         2004       2003       2002
Net asset value, beginning of period                                $ 4.90         $  4.88      $ 4.78     $ 4.75     $  4.86
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .08             .15         .14        .16         .21
Net gains (losses) (both realized and unrealized)                     (.10)            .02         .09        .03        (.10)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      (.02)            .17         .23        .19         .11
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.08)           (.15)       (.13)      (.16)       (.21)
Tax return of capital                                                   --              --          --         --        (.01)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.08)           (.15)       (.13)      (.16)       (.22)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 4.80         $  4.90      $ 4.88     $ 4.78     $  4.75
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   17         $    18      $   21     $   27     $    24
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.67%(c),(d)    1.70%(c)    1.73%(c)   1.74%       1.72%
------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income (loss) to average daily net assets     3.17%(d)        2.93%       2.79%      3.34%       4.33%
------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate (excluding short-term securities)              130%            300%        279%       256%        169%
------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                       (.45%)(f)       3.60%       4.95%      4.11%       2.35%
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.80% for the six months ended Feb. 28, 2006 and 1.79% and 1.75% for the years ended Aug. 31, 2005 and 2004, respectively.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Feb. 28, 2006 (Unaudited).


--------------------------------------------------------------------------------
38 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

CLASS I
------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(A)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(H)          2005       2004(B)
Net asset value, beginning of period                                $ 4.89         $  4.88      $ 4.91
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .10             .20         .11
Net gains (losses) (both realized and unrealized)                     (.09)            .02        (.04)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .01             .22         .07
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.10)           (.21)       (.10)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 4.80         $  4.89      $ 4.88
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   --         $    --      $   --
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       .58%(d),(e)     .60%        .59%(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     6.61%(e)        4.01%       3.13%(e)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              130%            300%        279%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                        .28%(g)        4.53%       1.43%(g)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.


(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 0.62% for the six months ended Feb 28, 2006.


(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Feb. 28, 2006 (Unaudited).

--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 39

CLASS Y
------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(A)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                        2006(G)         2005         2004       2003       2002
Net asset value, beginning of period                                $ 4.89         $  4.88      $ 4.78     $ 4.75     $  4.86
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .10             .19         .18        .21         .25
Net gains (losses) (both realized and unrealized)                     (.10)            .02         .10        .03        (.10)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        --             .21         .28        .24         .15
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.10)           (.20)       (.18)      (.21)       (.25)
Tax return of capital                                                   --              --          --         --        (.01)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.10)           (.20)       (.18)      (.21)       (.26)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 4.79         $  4.89      $ 4.88     $ 4.78     $  4.75
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  135         $   202      $  203     $  268     $   297
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .74%(c),(d)     .78%(c)     .81%(c)    .81%        .78%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     4.07%(d)        3.85%       3.70%      4.34%       5.30%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              130%            300%        279%       256%        169%
------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                        .01%(f)        4.34%       5.92%      5.08%       3.29%
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.85% for the six months ended Feb. 28, 2006 and 0.86% and 0.83% for the years ended Aug. 31, 2005 and 2004, respectively.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Feb. 28, 2006 (Unaudited).


--------------------------------------------------------------------------------
40 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Feb. 28, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 41

                                                   BEGINNING           ENDING           EXPENSES
                                                 ACCOUNT VALUE     ACCOUNT VALUE       PAID DURING         ANNUALIZED
                                                 SEPT. 1, 2005     FEB. 28, 2006      THE PERIOD(A)       EXPENSE RATIO
Class A

   Actual(b)                                        $1,000            $  999.20         $4.46(c)               .90%
   Hypothetical (5% return before expenses)         $1,000            $1,020.33         $4.51(c)               .90%

Class B

   Actual(b)                                        $1,000            $  995.50         $8.21(c)              1.66%
   Hypothetical (5% return before expenses)         $1,000            $1,016.56         $8.30(c)              1.66%

Class C

   Actual(b)                                        $1,000            $  995.50         $8.26(c)              1.67%
   Hypothetical (5% return before expenses)         $1,000            $1,016.51         $8.35(c)              1.67%

Class I

   Actual(b)                                        $1,000            $1,002.80         $2.88(c)               .58%
   Hypothetical (5% return before expenses)         $1,000            $1,021.92         $2.91(c)               .58%

Class Y

   Actual(b)                                        $1,000            $1,000.10         $3.67(c)               .74%
   Hypothetical (5% return before expenses)         $1,000            $1,021.12         $3.71(c)               .74%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Feb. 28, 2006: -0.08% for Class A, -0.45% for Class B, -0.45% for Class C, +0.28% for Class I and +0.01% for Class Y.

(c) Effective as of March 1, 2006, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.89% for Class A; 1.65% for Class B; 1.66% for Class C; 0.54% for Class I; and 0.73% for Class Y of the Fund's average daily net assets. In addition, on Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. If the revised fee schedules under the Investment Management Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Feb. 28, 2006, the actual expenses paid would have been $4.41 for Class A, $8.16 for Class B, $8.21 for Class C, $2.68 for Class I and $3.62 for Class Y; the hypothetical expenses paid would have been $4.46 for Class A, $8.25 for Class B, $8.30 for Class C, $2.71 for Class I and $3.66 for Class Y.


--------------------------------------------------------------------------------
42 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT


RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly, American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,



--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 43 the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.



--------------------------------------------------------------------------------
44 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 exceeded the median.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees and that advisory fees under the New IMS Agreement would decrease. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.



--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 45

Economies of Scale

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.



--------------------------------------------------------------------------------
46 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

PROXY VOTING


The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 47

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE DIVERSIFIED BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS
                                      AFFIRMATIVE                WITHHOLD
Kathleen Blatz                      1,518,639,338.21           43,630,439.78

Arne H. Carlson                     1,515,446,110.81           46,823,667.18

Patricia M. Flynn                   1,519,108,255.53           43,161,522.46

Anne P. Jones                       1,516,147,262.18           46,122,515.81

Jeffrey Laikind                     1,517,730,845.61           44,538,932.38

Stephen R. Lewis, Jr.               1,519,049,064.14           43,220,713.85

Catherine James Paglia              1,519,553,801.94           42,715,976.05

Vikki L. Pryor                      1,518,830,533.98           43,439,244.01

Alan K. Simpson                     1,512,374,955.08           49,894,822.91

Alison Taunton-Rigby                1,519,190,537.04           43,079,240.95

William F. Truscott                 1,517,779,034.30           44,490,743.69

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE             AGAINST          ABSTAIN       BROKER NON-VOTES
       1,486,115,060.47       45,754,383.36    30,255,422.16       144,912.00

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

         AFFIRMATIVE             AGAINST          ABSTAIN       BROKER NON-VOTES
       1,495,698,657.77       35,595,619.56    30,830,588.66       144,912.00


--------------------------------------------------------------------------------
48 | RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

              AFFIRMATIVE          AGAINST          ABSTAIN        BROKER NON-VOTES
            1,482,073,977.08    41,740,084.28    38,310,804.63        144,912.00

TEN PERCENT LIMITATION IN SINGLE   ISSUER

              AFFIRMATIVE          AGAINST          ABSTAIN        BROKER NON-VOTES
            1,484,905,329.37    43,554,189.37    33,665,347.25        144,912.00

LENDING

              AFFIRMATIVE          AGAINST          ABSTAIN        BROKER NON-VOTES
            1,471,450,522.18    51,940,401.04    38,733,942.77        144,912.00

BORROWING

              AFFIRMATIVE          AGAINST          ABSTAIN        BROKER NON-VOTES
            1,472,038,725.40    51,939,088.79    38,147,051.80        144,912.00


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVERSIFIED BOND FUND | 2006 SEMIANNUAL REPORT | 49

[LOGO RiverSource(SM)
Investments]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

CONTACT INFORMATION AND SERVICES

INTERNET

Receive 24-hour access to your account information at www.riversource.com/funds.

CLIENT SERVICE

Obtain fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling Ameriprise Financial Services at (800) 862-7919 or TTY: (800) 846-4852.

TELEPHONE TRANSACTION SERVICE

For sales and exchanges, dividend payments, or reinvestments and automatic payment arrangements contact Ameriprise Financial Services at (800) 862-7919.

FIND AN AMERIPRISE FINANCIAL ADVISOR

If you are an existing Ameriprise Financial client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.


--------------------------------------------------------------------------------
                                  THIS PAGE IS NOT PART OF THE SEMIANNUAL REPORT

RIVERSOURCE(SM) DIVERSIFIED BOND FUND
70100 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

[LOGO RiverSource(SM)    RiverSource Funds are managed by RiverSource
       Investments]      Investments, LLC and distributed by Ameriprise
                         Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Fixed Income Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 3, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 3, 2006


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          May 3, 2006